Summary Prospectus U.S. Government Securities Ultra-Short Bond Fund AUGUST 1, 2010 Class / Ticker Symbol I / SIGVX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The U.S. Government Securities Ultra-Short Bond Fund (the “Fund”) seeks high current income consistent with preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 90 of the Fund’s prospectus and Rights of Accumulations on page 84 of the Fund’s Statement of Additional Information.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

I Shares
Management Fees	0.20%
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	0.36%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

I Shares	$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in short duration U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements, other U.S. government securities and shares of registered money market mutual funds that invest in the foregoing. The Fund expects to maintain an average effective duration between 3 months and 1 year. Individual purchases will generally be limited to securities with an effective duration of less than 5 years. Duration measures a bond or Fund’s sensitivity to interest rate changes and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if rates change by 1%. Shorter duration bonds result in lower expected volatility.

August 1, 2010	1	Summary Prospectus

In selecting securities for purchase and sale, the Fund’s subadviser, StableRiver Capital Management LLC (the “Subadviser”), attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity.

In addition, to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

Principal Investment Risks

Short-term U.S. Government Debt Securities Risk: Short-term U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Interest Rate Risk: Debt securities will generally lose value if interest rates increase. U.S. Government securities can exhibit price movements resulting from changes in interest rates. Interest rate risk is generally higher for investments with longer maturities or durations. Treasury inflation protected securities (“TIPS”) can also exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.

Mortgage and Asset Backed Security Risk: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. The value of these securities will be influenced by the factors affecting the assets underlying such securities, swings in interest rates, changes in default rates, or deteriorating economic conditions. During periods of declining asset values, mortgage-backed and asset-backed securities may face valuation difficulties, become more volatile and/or illiquid. The risk of default is generally higher in the case of securities backed by loans made to borrowers with “sub-prime” credit metrics.

If market interest rates increase substantially and the Fund’s adjustable-rate securities are not able to reset to market interest rates during any one adjustment period, the value of the Fund’s holdings and its net asset value may decline until the rates are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security’s interest rate may prevent the rate from adjusting to prevailing market rates. In such an event the market value of the security could decline substantially and affect the Fund’s net asset value.

Prepayment and Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives Risk: Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

Futures Contract Risk: The Fund may enter into futures contracts. The risks associated with futures include: the Subadviser’s ability to manage these instruments, the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

Leverage Risk: Certain transactions and the use of derivatives such as swaps and futures may create leveraging risk. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
2.14%	-0.13%
(3/31/09)	(6/30/04)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was 0.94%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are

Summary Prospectus	2	August 1, 2010

not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the I Shares. After-tax returns for other classes will vary.

			Since
	1 Year	5 Years	Inception*

I Shares Returns Before Taxes	5.39%	4.33%	3.49%

I Shares Returns After Taxes on Distributions	4.06%	2.89%	2.31%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	3.49%	2.85%	2.28%

Barclays Capital 3-6 Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.35%	3.29%	2.63%

Citigroup 6 Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.47%	3.11%	2.50%

*	Since the Inception of I Shares on April 11, 2002.

**	Effective March 31, 2010, the Fund transitioned its benchmark from the Citigroup 6 Month U.S. Treasury Bill Index to the Barclays Capital 3-6 Month Treasury Bill Index as it is more prominently used as the industry standard for fixed income benchmarks.

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. StableRiver Capital Management LLC is the Fund’s subadviser.

Portfolio Management

The Fund is managed by a portfolio management team comprised of Mr. H. Rick Nelson, Chief Executive Officer and Chief Investment Officer of StableRiver and Managing Director of the Adviser, Mr. Robert W. Corner, Managing Director of StableRiver and Managing Director of the Adviser and Mr. Chad Stephens, Director of StableRiver and Vice President of the Adviser. Mr. Nelson and Mr. Corner have co-managed the Fund since 2004 while Mr. Stephens has co-managed the Fund since 2006.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

There is no minimum initial investment amount for the Fund’s I Shares. There are no minimums for subsequent investments.

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

August 1, 2010	3	Summary Prospectus

RFSUM-USGU-0810